                            GREENLAND CORPORATION
                                  EXHIBIT C3

                            EXCHANGE AGREEMENT II
                                 MAY 1, 1996
                  EXCHANGE OF SHARES OF ARIEL SYSTEMS, INC.
                     FOR SHARES OF GREENLAND CORPORATION

THIS DOCUMENT represents an Agreement, dates as of this 1st day of May 1996, by and between Greenland Corporation, a Nevada corporation with offices at 4180 La Jolla Village Drive, Suite 315, La Jolla, California 92037 (hereinafter "Greenland"), and Ariel Systems, Inc., a California corporation with offices at 2420 Grand Avenues, Suite H, Vista, California 92083 (hereinafter "ASI"), both of whom a hereinafter jointly referred to as the "Parties."

                                  WITNESSETH

WHEREAS, ASI and Greenland have previously entered into an Exchange Agreement dated June 9, 1995 under which shares of ASI were exchanged for shares of Greenland; and

WHEREAS, ASI and Greenland wish to replace the June 9, 1995 Exchange Agreement and Amendments thereto and enter into a new exchange (Exchange Agreement II); and

WHEREAS, ASI is the owner of certain proprietary technology ("Technology") that has use in automated meter reading ("AMR") and other applications; and

WHEREAS, such Technology is valuable to Greenland which is planning to make and sell products to the AMR market.

NOW THEREFORE, in consideration for the mutual promises, covenants, terms, and conditions contained herein, the parties hereby agree as follows:

1. EXCHANGE OF SHARES.
ASI hereby exchanges and transfers to Greenland restricted, unregistered shares of ASI in exchange for shares of Greenland restricted common stock.

2. DELIVERY OF SHARES.
Upon the signing of this Agreement, ASI and/or its shareholders shall retain the shares of Greenland stock that were distributed to them under the prior Exchange Agreement, and Greenland shall return to ASI share certificate #18 representing 7,500,000 and ASI shall issue share certificate #19 to Greenland in the amount of 73,750 shares of ASI, free and clear of all claims and encumbrances.

3. PLAN OF EXCHANGE.
It is the agreement and intention of the parties hereto that the ASI shares shall be exchanged for shares of Greenland pursuant to a tax free exchange of stock in accordance with Section 1031, et seq., of the Internal Revenue Code as amended. The ASI and Greenland shares are deemed unregistered securities as defined by Rule 144 promulgated under the Securities Act of 1933, as amended.

4. ASSIGNMENT OF TECHNOLOGY.
ASI hereby transfers, grants, sells, and assigns to Greenland all rights, title and interest in and to the Technology as set forth in Exhibit A. As consideration of the assignment of the Technology, Greenland paid ASI $94,000 prior to the signing of this Agreement.

5, GRANT OF LICENSE TO ASI.
Greenland hereby licenses the Technology to ASI on an exclusive worldwide, royalty-free basis for non-AMR applications.

6. CONSULTING.

Greenland hereby contracts with ASI to provide engineering services for three years for a minimum of 80 hours/month beginning May 1, 1996. During this period, the facilities and equipment of ASI shall be available to employees of Greenland to assist in the further development of the Technology. For the services and said facilities to be provided hereunder, ASI shall be paid by Greenland $50.00/hour for engineering services during months 1, 2, and 3 of the consulting period; thereafter ASI shall be paid by Greenland $60/hour. As additional consideration for providing engineering services, Greenland shall pay to ASI $20,000 cash upon signing this Agreement.

To secure payment of the monthly consulting retainer, Greenland agrees to place in escrow the total amount of the monthly retainer for a three year period. This money shall be placed in escrow with Greenland's attorney immediately upon Greenland's securing a loan on real estate in Tucson, Arizona currently owned by Greenland. This escrow account shall be drawn upon only form payment to ASI for consulting under Paragraph 6 above.

7. TRANSFER OF FUTURE TECHNOLOGY.
In exchange for the Consulting Agreement set forth in Paragraph 6, ASI hereby agrees to transfer, grant, sell and assign to Greenland all improvements in the Technology developed by ASI during the term of the consulting agreement on a worldwide, royalty-free basis. Greenland hereby agrees to license back to ASI the Technology and improvements for non-AMR applications on an exclusive, worldwide, royalty-free basis.

8. COVENANT NOT TO COMPETE.
Greenland hereby agrees not to compete with ASI on any non-AMR activities anywhere in the world using the Technology transferred hereunder in competition with ASI for a period of three (3) years from the date of this Agreement. ASI agrees not to compete with Greenland in the AMR business for the utility industry for a period of three (3) years from the date of this Agreement.

9. REPRESENTATIONS OF ASI.
ASI hereby represents and warrants that, with respect to the Technology and its business operations, the representations listed below are true and correct as of the date hereof.

9.1 ASI is a corporation duly organized and existing by virtue of the laws of the State of California, USA.

9.2 ASI has an authorized capitalization of 50,000,000 shares of common stock, of which 1,475,000 shares are issued and outstanding.

9.3 The operations of ASI are validly licensed, organized and existing in good standing with all state and federal appropriate regulatory agencies, and ASI has taken all requisite corporate actions required under the Certificates of Incorporation and by the By-Laws of ASI and its subsidiaries, and the laws of the states of their incorporation, to the extent necessary to enter into this Agreement and to carry out the terms and conditions to be performed by ASI.

9.4 ASI represents that it is under no impediment or constraint, legal or otherwise, which would prevent it from entering into this Agreement and performing the exchange transaction described herein; and further represents that it has taken any and all corporate action required under its Certificate of Incorporation, By-Laws and the laws of its state of incorporation, to the extent necessary for the performance by ASI of the promises and covenants contained herein.

9.5 The Technology of ASI being transferred hereunder are without mortgage, lien, or encumbrance.

9.6 Documents and records of ASI that have been made available for review and inspection by Greenland are full, true, and correct copies thereof.

9.7 All corporate documents, financial statements, books and records, technical journals, contracts, files, employee data bases, etc., which are incidental to the operations of ASI have been made available to Greenland.

9.8 ASI shall execute and deliver to Greenland any and all other documents prepared by Greenland and necessary to complete the transaction represented by this Agreement.

9.9 ASI has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by ASI with the provisions hereof will not: (i) conflict with or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under, or result in the creation of any material lien, security interest, charge or encumbrance upon the ASI property(ies) or any of the material property, business operations, licenses, or any other assets of ASI under any of the terms, conditions, or provisions of the Certificate of Incorporation or By-Laws, if applicable, or any material note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which ASI is a party, or by which they are bound; or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to ASI or any of its respective properties, business operations, or assets.

9.10 No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of ASI is required in connection with the execution and delivery of this Agreement, or the carrying out of any other transactions contemplated hereby.

9.11 ASI has, to the best of its knowledge, disclosed to Greenland all events, conditions, and fact materially affecting the business and properties of ASI.

9.12 Except as set forth herein, or in any Exhibit attached hereto, ASI is not a party to: any lease, license, royalty, or loan agreement, or any other agreement which materially affects the Technology of ASI being transferred to Greenland.

9.13 ASI further represents and warrants that this transaction was directly communicated to ASI's president and at no time did he receive any solicitation by any promotional meeting, newspaper, magazine advertising, radio or television commercial, or other advertising.

9.14 ASI represents that it and the shareholders of ASI have acquired the shares from Greenland solely for investment purposes and not for distribution or resale. Sale or transfer of Shares may be made only as permitted by Rule 144 of the regulations issued under the Securities Act of 1933, as amended, or by registration under or pursuant to an exemption from such registration under the Act, and shall be otherwise subject to the rules and regulations of the SEC and any other state or federal regulatory agency concerned.

10.  REPRESENTATIONS OF GREENLAND.

10.1 Greenland hereby makes the following representations and warranties to ASI, each of which is true as of the date hereof and as of the Closing Date.

10.2 Greenland is a corporation duly organized and existing by virtue of the laws of the State of Nevada, USA.

10.3 Greenland has an authorized capitalization of 25,000,000 shares of common stock, $.001 par value per share.

10.4 All filings required to be made by Greenland pursuant to any federal or state securities laws have been or are being made and are current, and contain no material misstatement or omit any facts required so as not to be misleading. The shares of Greenland transferred to ASI and its shareholders hereunder are duly and validly issued, fully paid and non-assessable, except that such shares are deemed "restricted shares" as defined in Rule 144 promulgated under the Securities Act of 1933, as amended, and shall bear the normal restrictive legend.

10.5 The execution of this Agreement by Greenland and the performance by Greenland of its covenants and undertakings hereunder have been duly authorized by all requisite corporate action and approved by the Board of Directors. Greenland has the corporate power and authority to enter into this Agreement and perform the covenants and undertakings to be performed by it hereunder, and is under no other impediment which would affect or prohibit this transaction.

10.6 All documents of Greenland heretofore delivered to ASI are true and correct copies thereof.

10.7 Greenland asserts that it is not involved in any pending litigation or governmental investigation or proceeding and, to the best knowledge of Greenland, no material litigation, claim, assessment, or governmental investigation or proceeding is pending or threatened which might result in any change in the business or condition, financial or otherwise, of Greenland or in any of its properties or assets, or which might result in any liability on the part of Greenland or which questions the validity of this Agreement, or might otherwise adversely affect Greenland or ASI, or any action or to be taken pursuant to or in connection with the provisions of this Agreement, and there is no basis for any such litigation, claim, assessment, or governmental investigation or proceeding.

10.8 Greenland has not breached, nor is there any pending or threatened claim, or any legal basis for a claim that Greenland has breached, any of the terms or conditions of any agreement, contract, or commitment to which it is a party or is bound, and the execution and performance hereof will not violate any law or any provision of any agreement to which Greenland is subject.

10.9 Greenland has disclosed to ASI all events, conditions, and facts materially affecting the business and prospects of Greenland. Greenland has not withheld disclosure of any such events, conditions, and fact which it, through management, has knowledge of, or has reasonable grounds to know, that may materially affect the business and prospects of Greenland.

10.10 Greenland has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by Greenland with the provisions hereof will not: (i) conflict with or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under, or result in the creation of any material lien, security interest, charge or encumbrance upon the Greenland property(ies) or any of the material property, business operations, licenses, or any other assets of Greenland under any of the terms, conditions, or provisions of the Certificate of Incorporation or By-Laws, if applicable, or any material note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which Greenland is a party, or by which they are bound; or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Greenland or any of its respective properties, business operations, or assets.

10.11 Greenland has complied with all state, federal, and local laws in connection with its formation, issuance of securities, organization, capitalization and operation, and no contingent liabilities have been threatened, or claims made, and no basis for the same exists with respect to said operations, formation or capitalization, including claims for violation of any state or federal securities laws.

10.12 This Agreement, including the exhibits hereto, has been duly authorized by all requisite corporate action of Greenland duly approved by the vote of Greenland's Board of Directors, duly executed and delivered by Greenland and constitutes the valid and legally binding obligation of Greenland enforceable against Greenland in accordance with its terms.

10.13 Greenland is not in violation or breach of or in default under its Certificate of Incorporation or By-Laws. The execution, delivery and performance by Greenland of this Agreement will not conflict with, result in a breach or violation of, constitute a default under, or result in the creation of any lien on, the properties or assets of Greenland pursuant to the Certificate of Incorporation or By-Laws of Greenland, or violate any law, rule or regulation or, to the best knowledge of its counsel, breach any material agreement or instrument, order, judgment, or decree to which Greenland is subject or by which its assets are bound. Copies of the Certificate of Incorporation, all Amendments thereto, By-Laws, and all other documents Greenland heretofore delivered to ASI are true and correct copies thereof.

11. NATURE AND SURVIVAL REPRESENTATIONS.
All representations, warranties, promises and covenants made by Greenland to this Agreement and set forth herein, or in an exhibit hereto, shall survive the execution of this Agreement and its closing as set forth herein.

12.  RIGHT OF 1ST REFUSAL.
During the three (3) year period following the date of this Agreement, Greenland shall have the right of 1st refusal regarding the sales of ASI stock (or participation in other business combinations such as joint venture, partnership, etc.) and or other technology developed by ASI during the three year period following the signing of this Agreement. If Greenland refuses to purchase the stock or technology offered by ASI, ASI shall be free to sell the stock or technology to any third party at a price no less than 10% less than the price offered to Greenland.

13.  MISCELLANEOUS PROVISIONS.

13.1 COUNTERPARTS.
This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.2 ENTIRE AGREEMENT.
This Agreement constitutes the entire Agreement among the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. There are no oral promises, conditions, representations, understandings, interpretations, or terms of any kind as conditions or inducements to the execution of the Agreement, which are not set forth herein.

13.3 FURTHER ASSURANCES.
At any time, and from time to time, after the date hereof, each party will execute such additional instruments, and take such action, as may be reasonably requested by the other party to confirm or perfect title to any shares or other asset, transferred hereunder, or to otherwise carry out the intent and purposed of this Agreement.

13.4 WAIVER.
Any failure on the part of either party hereto to comply with any of the obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

13.5 NOTICES.
All notices and communications hereunder shall be made in writing and shall be deemed to have been given if delivered in person or sent by prepaid, first class, registered or certified mail, return receipt requested to each party at his or its address as follows:

   Greenland Corporation
   4180 La Jolla Village Drive
   Suite 315
   La Jolla, CA 92037

   Ariel Systems, Inc.
   2420 Grand Avenue
   Suite H
   Vista, CA 92083

13.6 SEVERABILITY.
The parties to the Agreement hereby agree and affirm that none of the above provisions is dependent upon the validity of all of the provisions, and if any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

13.7 DEFAULT COST.
In the event any party hereto has to resort to legal action to enforce any of the terms hereof, such party shall be entitled to collect attorney's fees and all other costs from the party at fault.

13.8 AMENDMENT.
This Agreement, or any provisions hereof, may not be changes, waived, terminated, or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change waiver, termination, or discharge is sought.

13.9 GOVERNING LAW.
This Agreement shall be governed by the laws of the State of California, with venue in the Courts located in the Southern District of the State of California.

13.10 INUREMENT.
This Agreement shall be binding upon the parties hereto, and inure to the benefit of the parties and, where applicable, their heirs, personal representatives, successors interests and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

GREENLAND CORPORATION

By:
ERIC W. GAER
President


ARIEL SYSTEMS, INC.

By:
A. Mark Hunt
President